SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      December 29, 2008

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.03 below, and is incorporated in this Item 1.01 by reference.

Section 2 – Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

In connection with Perma-Fix Environmental Services, Inc.’s acquisition of East Tennessee Materials & Energy Corporation (“M&EC”) from Performance Development Corporation (“PDC”) in June, 2001, M&EC issued to PDC a promissory note, dated June 7, 2001, in the principal sum of $3,673,732.56, together with variable interest on the unpaid principal balance at the rate and method set forth therein (the “Note”), representing the principal amount M&EC owed to PDC as of June 7, 2001.  Pursuant to the terms of the Note, the principal amount of the Note was payable in installments, with the last installment, representing the remaining unpaid principal amount and all accrued interest due on the Note from the date of the Note through December 31, 2008, being payable on December 31, 2008.  As of December 31, 2008, the unpaid principal and all accrued interest due on the Note was calculated to be $3,066,224.64 (the “Remaining Balance”).

On December 29, 2008, our subsidiary, M&EC, and PDC entered into a First Amendment (the “Amendment”) to the Note.  According to the Amendment, the Remaining Balance will not be payable by M&EC on December 31, 2008, but will be payable by M&EC in the following installments:

$500,000.00 payable on December 31, 2008 prior to noon;
$100,000.00 payable on January 27, 2009;
$100,000.00 payable on February 27, 2009;
$100,000.00 payable on March 27, 2009;
$100,000.00 payable on April 27, 2009;
$100,000.00 payable on May 27, 2009;

The unpaid Remaining Balance, together with any accrued and unpaid interest due on the unpaid Remaining Balance as required under the Note and as computed by the IRS pursuant thereto, shall be payable by M&EC on June 30, 2009.

Pursuant to the terms of the Note, the Amendment and existing written instructions from PDC, M&EC is to make all payments in the amounts and on the dates set forth above directly to the Internal Revenue Service (“IRS”) against certain of PDC’s obligations to the IRS.  All other terms and provisions of the Note remain unchanged.

Section 9 – Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	First Amendment to East Tennessee Materials & Energy Corporation Promissory Note, dated December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 2008.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By: /s/ Ben Naccarato
Ben Naccarato,
Vice President and
Interim Chief Financial Officer